As filed with the Securities and Exchange Commission on June 15, 2021

Registration No. 333-257022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 7 TO FORM S-1 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Valaris Limited* (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1381 (Primary Standard Industrial Classification Code Number) Clarendon House, 2 Church Street Hamilton, Bermuda, HM 11 44 (0) 20 7659 4660	98-1589854 (I.R.S. Employer Identification Number)
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jonathan H. Baksht
Executive Vice President and Chief Financial Officer
Clarendon House, 2 Church Street

Hamilton, Bermuda, HM 11

(713) 789-1400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to: Julian J. Seiguer Michael W. Rigdon Kirkland & Ellis LLP 609 Main Street, Suite 4700 Houston, Texas 77002 (713) 836-3600

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer ☒

Non-accelerated filer	☐	Smaller reporting company ☒

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered		Proposed Maximum Aggregate Offering Price per Share		Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Shares, par value $0.01 per share(1)	16,991,293	(2)	$27.08	(3)	$460,124,214.44	(3)	$50,199.55
Senior Secured First Lien Notes due 2028	$560,758,443.00	(4)	100%		$560,758,443.00		$61,178.75
Guarantees of Senior Secured First Lien Notes due 2028	—		—		—		—	(5)
Total							$111,378.30	(6)

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, the common shares being registered hereunder include an indeterminate number of common shares that may be issued in connection with the anti-dilution provisions or shares splits, share dividends, recapitalizations or similar events.
(2) Represents an aggregate of 16,991,293 Common Shares (as defined below) issued pursuant to the Plan (as defined below), and hereby registered for resale by the selling securityholders.
(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act and based on the average of the high and low prices per share of common shares on June 8, 2021 as quoted on the New York Stock Exchange.
(4) Represents the sum of (i) $248,024,000 aggregate principal amount of Notes (as defined below), the initial aggregate principal amount of the Notes issued pursuant to the Plan (as defined herein), and (ii) an additional $312,734,443 aggregate principal amount of Notes that may be issued if interest on the Notes is paid-in-kind through maturity, in each case hereby registered for resale by the selling securityholders.
(5) Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees of the Notes being registered.

(6) Previously paid.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Alpha Achiever Company	Cayman Islands	98-0697800
Alpha Admiral Company	Cayman Islands	98-1078685
Alpha Archer Company	Cayman Islands	98-1116938
Alpha Aurora Company	Cayman Islands	98-0609312
Alpha Offshore Drilling Services Company	Cayman Islands	98-0206235
Alpha Orca Company	Cayman Islands	98-0697605
Atlantic Maritime Services LLC	Delaware (USA)	74-1660668
Atwood Australian Waters Drilling Pty Limited	Australia	98-0667953
Atwood Deep Seas, Ltd.	Texas (USA)	76-0492879
Atwood Oceanics Australia Pty Limited	Australia	98-0406992
Atwood Oceanics LLC	Texas (USA)	74-1611874
Atwood Oceanics Management, LLC	Delaware (USA)	42-1551864
Atwood Oceanics Pacific Limited	Cayman Islands	98-0662881
Atwood Offshore Drilling Limited	Hong Kong	98-0505288
Atwood Offshore Worldwide Limited	Cayman Islands	98-0697618
ENSCO (Barbados) Limited	Cayman Islands	83-0445907
Ensco (Myanmar) Limited	Myanmar	98-1187784
ENSCO Arabia Co. Ltd.	Saudi Arabia	—
ENSCO Asia Company LLC	Texas (USA)	75-1460971
ENSCO Asia Pacific Pte. Limited	Singapore	26-0068995
Ensco Associates Company	Cayman Islands	—
ENSCO Australia Pty. Limited	Australia	98-0377537
ENSCO Capital Limited	Cayman Islands / United Kingdom	98-0665084
ENSCO Corporate Resources LLC	Delaware (USA)	27-1504174
Ensco Deepwater Drilling Limited	England and Wales (UK)	98-1111430
ENSCO Deepwater USA II LLC	Delaware (USA)	27-0680769
ENSCO Development Limited	Cayman Islands	98-0681992
Ensco do Brasil Petróleo e Gás Ltda.	Brazil	52-2345836
Ensco Drilling I Ltd.	Cayman Islands	98-1409751
ENSCO Drilling Mexico LLC	Delaware (USA)	26-0546938
Ensco Endeavors Limited	Cayman Islands / United Kingdom	98-0702631
ENSCO Global GmbH	Switzerland	98-0644486
Ensco Global II Ltd.	Cayman Islands	98-1320722
ENSCO Global Investments LP	England and Wales (UK)	98-0659772
Ensco Global IV Ltd	British Virgin Islands	52-2345837
ENSCO Global Limited	Cayman Islands / United Kingdom	98-0637827
ENSCO Global Resources Limited	England and Wales (UK)	98-0644763
Ensco Holdco Limited	England and Wales (UK)	98-0633043
ENSCO Holding Company	Delaware (USA)	75-2246991
Ensco Holdings I Ltd.	Cayman Islands	98-1389722
Ensco Incorporated	Texas (USA)	76-0285260
Ensco Intercontinental GmbH	Switzerland	98-0704367
ENSCO International Incorporated	Delaware (USA)	76-0232579

Ensco International Ltd.	British Virgin Islands / United Kingdom	76-0356128
ENSCO Investments LLC	Nevada (USA) / United Kingdom	98-0644509
Ensco Jersey Finance Limited	Jersey / United Kingdom	98-1338299
ENSCO Limited	Cayman Islands	98-0369086
Ensco Management Corp	British Virgin Islands	52-2346020
ENSCO Maritime Limited	Bermuda	98-0393929
Ensco Mexico Services S.de R.L.	Mexico	98-1464039
Ensco Ocean 2 Company	Cayman Islands	—
ENSCO Oceanics Company LLC	Delaware (USA)	74-2080353
ENSCO Oceanics International Company	Cayman Islands	98-0369079
ENSCO Offshore LLC	Delaware (USA)	75-2349491
ENSCO Offshore International Company	Cayman Islands	98-0507424
ENSCO Offshore International Holdings Limited	Cayman Islands / United Kingdom	98-0655357
ENSCO Offshore International Inc.	Marshall Islands	98-0383744
Ensco Offshore International LLC	Delaware (USA)	—
Ensco Offshore Petróleo e Gás Ltda.	Brazil	98-0634349
ENSCO Offshore U.K. Limited	England and Wales (UK)	98-0369084
ENSCO Overseas Limited	Cayman Islands	98-0659769
ENSCO Services Limited	England and Wales (UK)	98-0394243
Ensco Transcontinental II LP	England and Wales (UK)	98-1062854
Ensco Transnational I Limited	Cayman Islands	98-1012691
Ensco Transnational III Limited	Cayman Islands	—
ENSCO U.K. Limited	England and Wales (UK)	98-0393928
Ensco UK Drilling Limited	England and Wales (UK)	4417421838
ENSCO United Incorporated	Delaware (USA)	45-0819564
Ensco Universal Holdings I Ltd.	Cayman Islands / United Kingdom	98-1305972
Ensco Universal Holdings II Ltd.	Cayman Islands / United Kingdom	98-1306192
ENSCO Universal Limited	England and Wales (UK)	98-0646354
Ensco Vistas Limited	Cayman Islands	98-1012692
Ensco Worldwide GmbH	Switzerland	98-0644481
EnscoRowan Ghana Drilling Limited	Ghana	C0028653696
Great White Shark Limited	Gibraltar	98-1146294
Green Turtle Limited	Gibraltar	98-1146297
International Technical Services LLC	Delaware (USA)	26-0811622
Manatee Limited	Malta	98-1247999
Manta Ray Limited	Malta	98-1292056
Marine Blue Limited	Gibraltar	98-1345823
Offshore Drilling Services LLC	Delaware (USA)	83-1345584.
Pacific Offshore Labor Company	Cayman Islands	98-0636666
Petroleum International Pte. Ltd.	Singapore	72-1552787
Pride Global II Ltd	British Virgin Islands	30-0349437
Pride International LLC	Delaware (USA)	76-0069030
Pride International Management Co. LP	Texas (USA)	76-0555708
Ralph Coffman Limited	Gibraltar	98-1146288
Ralph Coffman Luxembourg S.à r.l.	Luxembourg	98-1142600
RCI International, Inc.	Cayman Islands	98-1022856
RD International Services Pte. Ltd.	Singapore	98-1093939
RDC Arabia Drilling, Inc.	Cayman Islands	76-0152727
RDC Holdings Luxembourg S.à r.l.	Luxembourg	98-1039699
RDC Malta Limited	Malta	98-1042279

RDC Offshore Luxembourg S.à r.l.	Luxembourg	98-1014303
RDC Offshore Malta Limited	Malta	98-1042283
RoCal Cayman Limited	Cayman Islands	98-1022865
Rowan Companies Limited	England and Wales (UK)	98-1023315
Rowan Companies, LLC	Delaware (USA)	75-0759420
Rowan Drilling (Gibraltar) Limited	Gibraltar	98-0664560
Rowan Drilling (Trinidad) Limited	Cayman Islands	98-0579545
Rowan Drilling (U.K.) Limited	Scotland (UK)	74-1916586
Rowan Drilling S. de R.L. de C.V.	Mexico	RDR180928UB5
Rowan Drilling Services Limited	Gibraltar	98-0686267
Rowan International Rig Holdings S.à r.l.	Luxembourg	98-1339962
Rowan Marine Services LLC	Texas (USA)	76-0373171
Rowan N-Class (Gibraltar) Limited	Gibraltar	98-1042236
Rowan No. 1 Limited	England and Wales (UK)	98-1054191
Rowan No. 2 Limited	England and Wales (UK)	98-1054196
Rowan Norway Limited	Gibraltar	80-0647857
Rowan Offshore (Gibraltar) Limited	Gibraltar	98-1042256
Rowan Offshore Luxembourg S.à r.l.	Luxembourg	98-1014307
Rowan Rigs S.à r.l.	Luxembourg	98-1391082
Rowan S. de R.L. de C.V.	Mexico	ROW0904157T4
Rowan Services LLC	Delaware (USA)	27-1054617
Rowan US Holdings (Gibraltar) Limited	Gibraltar	98-1042281
Rowandrill, LLC	Texas (USA)	74-1724642
Valaris Holdco 1 Limited	Bermuda	98-1589863
Valaris Holdco 2 Limited	Bermuda	98-1589869

________________________________

*	Each additional registrant is a wholly-owned direct or indirect subsidiary of Valaris Limited. The address, including zip code, and telephone number, including area code, of each additional registrant’s principal executive offices is Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11, telephone (713) 789-1400. The primary standard industrial classification code number of each of the additional registrants is 1381. The name, address, including zip code, and telephone number, including area code, of the agent for service for each of the additional registrants is Jonathan H. Baksht, Valaris Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11, telephone (713) 789-1400.

Each Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until such Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 7 (“Amendment No. 7”) to the Registration Statement on Form S-1 (File No. 333-257022) of Valaris Limited is being filed solely for the purpose of updating the exhibit list and filing certain exhibits as indicated in Part II of this Amendment No. 7. This Amendment No. 7 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a preliminary prospectus has been omitted.

5

Part II

Information Not Required in Prospectus

Item 13.	Other Expenses of Issuance and Distribution.

Set forth below are the expenses expected to be incurred in connection with the issuance and distribution of the securities registered hereby and payable by us. With the exception of the Commission registration fee, the amounts set forth below are estimates.

Amount
Securities Exchange Commission registration fee		$111,378.30
Printing and engraving expenses		*
Fees and expenses of legal counsel		*
Accounting fees and expenses		*
Transfer agent and registrar fees		*
Miscellaneous		*
Total	$	*

*            Estimated expenses are not presently known.

Item 14.	Indemnification of Directors and Officers.

Companies Act 1981 of Bermuda

Section 98 of the Companies Act 1981 of Bermuda (the “Companies Act”) provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to section 281 of the Companies Act.

The Bye-laws provide that Valaris shall indemnify its officers and directors in respect of their actions and omissions, except in respect of their fraud or dishonesty. The Bye-laws provide that the shareholders waive all claims or rights of action that they might have, individually or in right of the company, against any of the company’s directors or officers for any act or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer. Section 98A of the Companies Act permits us to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. Valaris has purchased and maintains a directors’ and officers’ liability policy for such a purpose.

D&O Insurance and Indemnification Agreements

The Company maintains directors’ and officers’ insurance which includes coverage for liability under the federal securities laws. The Company also maintains a general liability insurance policy which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers.

The Company has also entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require the Company to (i) indemnify these individuals to the fullest extent permitted under Bermuda law against liabilities that may arise by reason of their service to the Company and (ii) advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Each indemnity agreement is in substantially the form included herein as Exhibit 10.4 to this Registration Statement. The description of the indemnity agreements is qualified in its entirety by reference to the full text of the form of indemnity agreement, which is incorporated herein by reference.

Item 15.	Recent Sales of Unregistered Securities.

On the Effective Date, and subject to applicable rounding by DTC, pursuant to the Plan (capitalized terms used, but not defined, in this section have the meanings ascribed to them in the Plan):

•	2,541,980 Common Shares were transferred to holders of the Pride Bond Claims in cancellation of the Pride Bond Claims;

•	447,040 Common Shares were transferred to holders of the Ensco International Bond Claims in cancellation of the Ensco International Bond Claims;

•	5,830,854 Common Shares were transferred to holders of the Jersey Bond Claims in cancellation of the Jersey Bond Claims;

•	10,630,256 Common Shares were transferred to holders of the Valaris Bond Claims in cancellation of the Valaris Bond Claims;

•	9,409,770 Common Shares were transferred to holders of the Legacy Rowan Bond Claims in cancellation of the Legacy Rowan Bond Claims;

•	21,240,100 Common Shares were transferred to holders of the Credit Facility Claims in cancellation of the Credit Facility;

•	5,645,161 Warrants to purchase Common Shares were issued to holders of the Existing Equity Interests;

•	14,062,500 Common Shares were issued to holders of Senior Notes Claims and New Money Participating Credit Facility Creditors who participated in the Rights Offering;

•	8,437,500 Common Shares were issued to the Backstop Parties as a part of the Holdback in accordance with the Backstop Agreement;

•	2,025,000 Common Shares were issued to the Backstop Parties as a part of the Additional Backstop Equity in connection with the Plan; and

•	375,000 Common Shares were issued to Daewoo Shipbuilding Marine Engineering Co. Ltd. in connection with the Plan.

As of June 11, 2021, there were 75,000,001 Common Shares issued and outstanding.

The Common Shares and Warrants were issued pursuant to the Plan and were issued pursuant to the exemption from the registration requirements of the Securities Act under Section 1145 of the Bankruptcy Code and, to the extent such exemption was unavailable, in reliance on the exemption provided by section 4(a)(2) under the Securities Act.

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits.

Exhibit Index

Exhibit Number	Description
2.1**	Fourth Amended Joint Chapter 11 Plan of Reorganization of Valaris plc (n/k/a Valaris Limited) and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit A of Order Confirming Fourth Amended Joint Chapter 11 Plan of Reorganization, filed as Exhibit 99.1 to Legacy Valaris’s Current Report on Form 8-K filed on March 5, 2021, File No. 001-08097).
3.1**	Memorandum of Association of Valaris Limited (incorporated by reference to Exhibit 3.1 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
3.2**	Bye-laws of Valaris Limited (incorporated by reference to Exhibit 3.1 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
3.3**	Amended and Restated Memorandum and Articles of Association of Alpha Achiever Company (f/k/a Alpha Eagle Co.).
3.4**	Certificate of Incorporation of Alpha Achiever Company.
3.5**	Memorandum and Articles of Association Alpha Admiral Company.
3.6**	Certificate of Incorporation of Alpha Admiral Company.
3.7**	Memorandum and Articles of Association of Alpha Archer Company.
3.8**	Certificate of Incorporation of Alpha Archer Company.
3.9**	Amended and Restated Articles of Association of Alpha Aurora Company.
3.10**	Certificate of Incorporation of Alpha Aurora Company.
3.11**	Amended and Restated Memorandum and Articles of Association of Alpha Offshore Drilling Services Company.
3.12**	Certificate of Incorporation of Alpha Offshore Drilling Services Company.
3.13**	Amended and Restated Memorandum and Articles of Association of Alpha Orca Company.
3.14**	Certificate of Incorporation of Alpha Orca Company.
3.15**	Operating Agreement of Atlantic Maritime Services LLC (f/k/a ERA Aviation (Caribe), Inc. and ERA Nicaragua, Inc.).
3.16**	Certificate of Formation of Atlantic Maritime Services LLC.
3.17**	Constitution of Atwood Australian Waters Drilling Pty Limited.
3.18**	Certificate of Incorporation of Atwood Australian Waters Drilling Pty Limited.
3.19**	Fifth Amended and Restated Agreement of Limited Partnership of Atwood Deep Seas, Ltd.
3.20**	Amended Certificate of Limited Partnership of Atwood Deep Seas, Ltd.
3.21**	Constitution of Atwood Oceanics Australia Pty Limited.
3.22**	Certificate of Incorporation of Atwood Oceanics Australia Pty Limited.
3.23**	Company Agreement of Atwood Oceanics LLC.
3.24**	Certificate of Formation of Atwood Oceanics LLC.
3.25**	Limited Liability Company Agreement of Atwood Oceanics Management, LLC.
3.26**	Bylaws of Atwood Oceanics Management, LLC.
3.27**	Certificate of Conversion and Certificate of Formation of Atwood Oceanics Management, LLC.
3.28**	Amended and Restated Memorandum and Articles of Association of Atwood Oceanics Pacific Limited.
3.29**	Certificate of Incorporation of Atwood Oceanics Pacific Limited (f/k/a Atwood Oceanics Indonesia Limited).
3.30**	Memorandum and Articles of Association of Atwood Offshore Drilling Limited (f/k/a Oceanage Investments Limited).
3.31**	Certificate of Incorporation of Atwood Offshore Drilling Limited.
3.32**	Amended and Restated Memorandum and Articles of Association of Atwood Offshore Worldwide Limited.
3.33**	Certificate of Incorporation of Atwood Offshore Worldwide Limited.

3.34**	Memorandum and Articles of Association of ENSCO (Barbados) Limited.
3.35**	Certificate of Existence of ENSCO (Barbados) Limited.
3.36**	Memorandum of Association of Ensco (Myanmar) Limited.
3.37**	Certificate of Incorporation of Ensco (Myanmar) Limited.
3.38**	Articles of Association ENSCO Arabia Co. Ltd.
3.39**	Limited Liability Company Agreement of ENSCO Asia Company LLC (f/k/a ENSCO Asia Company).
3.40**	Certificate of Formation of ENSCO Asia Company LLC
3.41**	Memorandum and Articles of Association of ENSCO Asia Pacific Pte. Limited.
3.42**	Certificate of Incorporation of ENSCO Asia Pacific Pte. Limited.
3.43**	Memorandum and Articles of Association of Ensco Associates Company.
3.44**	Certificate of Incorporation of Ensco Associates Company.
3.45**	Constitution of ENSCO Australia Pty. Limited.
3.46**	Certificate of Incorporation of ENSCO Australia Pty. Limited.
3.47**	Memorandum and Articles of Association of ENSCO Capital Limited.
3.48**	Certificate of Incorporation of ENSCO Capital Limited.
3.49**	Limited Liability Company Agreement of ENSCO Corporate Resources LLC.
3.50**	Certificate of Formation of ENSCO Corporate Resources LLC.
3.51**	Memorandum and Articles of Association of Ensco Deepwater Drilling Limited.
3.52**	Certificate of Incorporation of Ensco Deepwater Drilling Limited.
3.53**	Limited Liability Company Agreement of ENSCO Deepwater USA II LLC.
3.54**	Certificate of Formation of ENSCO Deepwater USA II LLC.
3.55**	Memorandum and Articles of Association of ENSCO Development Limited.
3.56**	Certificate of Incorporation of ENSCO Development Limited.
3.57**	Alterações do Contrato Social and Certificate of Registry of ENSCO do Brasil Petróleo e Gás Ltda.
3.58**	Memorandum of Association of Ensco Drilling I Ltd.
3.59**	Articles of Association of Ensco Drilling I Ltd.
3.60**	Certificate of Incorporation of Ensco Drilling I Ltd.
3.61**	Limited Liability Company Agreement of ENSCO Drilling Mexico LLC.
3.62**	Certificate of Formation of Ensco Drilling Mexico LLC.
3.63**	Memorandum and Articles of Association of Ensco Endeavors Limited.
3.64**	Certificate of Incorporation of Ensco Endeavors Limited.
3.65**	Articles of Incorporation of ENSCO Global GmbH.
3.66**	Certificate of Incorporation of ENSCO Global GmbH.
3.67**	Memorandum and Articles of Association of Ensco Global II Ltd.
3.68**	Certificate of Incorporation of Ensco Global II Ltd.
3.69**	Amended and Restated Partnership Agreement of ENSCO Global Investments LP.
3.70**	Certificate of Registration of ENSCO Global Investments LP.
3.71**	Memorandum and Articles of Association of Ensco Global IV Ltd. (f/k/a Pride Global Ltd.) as amended.
3.72**	Certificate of Incorporation of Ensco Global IV Ltd.
3.73**	Amended and Restated Articles of Association of ENSCO Global Limited.

3.74**	Memorandum of Association of ENSCO Global Limited.
3.75**	Certificate of Incorporation of ENSCO Global Limited.
3.76**	Memorandum of Association of ENSCO Global Resources Limited.
3.77**	Articles of Association of ENSCO Global Resources Limited.
3.78**	Certificate of Incorporation of ENSCO Global Resources Limited.
3.79**	Articles of Association of Ensco Holdco Limited.
3.80**	Certificate of Incorporation of Ensco Holdco Limited.
3.81**	Amended and Restated By-Laws of ENSCO Holding Company.
3.82**	Certificate of Incorporation of ENSCO Holding Company.
3.83**	Memorandum of Association of Ensco Holdings I Ltd.
3.84**	Articles of Association of Ensco Holdings I Ltd.
3.85**	Certificate of Incorporation of Ensco Holdings I Ltd.
3.86**	Articles of Incorporation of Ensco Incorporated.
3.87**	Amended and Restated By-Laws of Ensco Incorporated (f/k/a Ensco, Inc.).
3.88**	Certificate of Incorporation of Ensco Incorporated.
3.89**	Articles of Incorporation of Ensco Intercontinental GmbH.
3.90**	Certificate of Incorporation of Ensco Intercontinental GmbH.
3.91**	Amended and Restated By-Laws of ENSCO International Incorporated.
3.92**	Amended and Restated Certificate of Incorporation of ENSCO International Incorporated.
3.93**	Memorandum and Articles of Association of Ensco International Ltd. (f/k/a Pride International Ltd.) as amended by Amendment No. 3 thereto.
3.94**	Certificate of Incorporation of Ensco International Ltd.
3.95**	Operating Agreement of ENSCO Investments LLC.
3.96**	Limited Liability Company Charter of ENSCO Investments LLC.
3.97**	Memorandum of Association of Ensco Jersey Finance Limited (f/k/a ESV Jersey Subsidiary Limited).
3.98**	Articles of Association of Ensco Jersey Finance Limited.
3.99**	Certificate of Incorporation of Ensco Jersey Finance Limited.
3.100**	Memorandum of Association of ENSCO Limited (f/k/a ENSCO Holding Company).
3.101**	Articles of Association of ENSCO Limited.
3.102**	Certificate of Incorporation of ENSCO Limited.
3.103**	Memorandum and Articles of Association of Ensco Management Corp. (f/k/a Westville Management Corporation).
3.104**	Certificate of Incorporation of Ensco Management Corp.
3.105**	Memorandum of Association of ENSCO Maritime Limited (f/k/a Seadrill A/S LTD.).
3.106**	Certificate of Incorporation of ENSCO Maritime Limited.
3.107**	Deed of Incorporation and Registration Certificate of Ensco Mexico Services S.de R.L.
3.108**	Memorandum of Association of Ensco Ocean 2 Company.
3.109**	Articles of Association of Ensco Ocean 2 Company.
3.110**	Certificate of Incorporation of Ensco Ocean 2 Company.
3.111**	Limited Liability Company Agreement of ENSCO Oceanics Company LLC as Amended March 31, 2010.
3.112**	Certificate of Conversion of ENSCO Oceanics Company LLC.

3.113**	Memorandum and Articles of Association of ENSCO Oceanics International Company.
3.114**	Certificate of Incorporation of ENSCO Oceanics International Company.
3.115**	Limited Liability Company Agreement of ENSCO Offshore LLC (f/k/a ENSCO Offshore Company).
3.116**	Certificate of Conversion of ENSCO Offshore LLC.
3.117**	Memorandum and Articles of Association of ENSCO Offshore International Company (f/k/a Pride International Management Company).
3.118**	Certificate of Incorporation of ENSCO Offshore International Company.
3.119**	Bylaws of ENSCO Offshore International Company.
3.120**	Amended and Restated Memorandum and Articles of Association of ENSCO Offshore International Holdings Limited.
3.121**	Certificate of Incorporation of ENSCO Offshore International Holdings Limited.
3.122**	Certificate of Registration of UK Establishment of ENSCO Offshore International Holdings Limited.
3.123**	Articles of Association of ENSCO Offshore International Inc. as Amended by Amendment No. 2.
3.124**	Bylaws of ENSCO Offshore International Inc.
3.125**	Endorsement Certificate of ENSCO Offshore International Inc.
3.126**	First Amended and Restated Company Agreement of Ensco Offshore International LLC (f/k/a Pride Offshore International LLC).
3.127**	Certificate of Formation of Ensco Offshore International LLC.
3.128**	21a Alteraçõe da Contrato Social of Ensco Offshore Petróleo e Gás Ltda.
3.129**	Certificate of Registry of Ensco Offshore Petróleo e Gás Ltda.
3.130**	Memorandum of Association of ENSCO Offshore U.K. Limited.
3.131**	Articles of Association of ENSCO Offshore U.K. Limited.
3.132**	Certificate of Incorporation of ENSCO Offshore U.K. Limited.
3.133**	Memorandum and Articles of Association of ENSCO Overseas Limited.
3.134**	Certificate of Incorporation of ENSCO Overseas Limited.
3.135**	Articles of Association of ENSCO Services Limited (f/k/a Attachminster Limited).
3.136**	Certificate of Incorporation of ENSCO Services Limited.
3.137**	Amended and Restated Limited Partnership Agreement of Ensco Transcontinental II LP.
3.138**	Certificate of Registration of Ensco Transcontinental II LP
3.139**	Memorandum of Association of Ensco Transnational I Limited.
3.140**	Articles of Association of Ensco Transnational I Limited.
3.141**	Certificate of Incorporation of Ensco Transnational I Limited.
3.142**	Memorandum of Association of Ensco Transnational III Limited.
3.143**	Articles of Association of Ensco Transnational III Limited.
3.144**	Certificate of Incorporation of Ensco Transnational III Limited.
3.145**	Articles of Association of ENSCO U.K. Limited (f/k/a Instantcorp Limited).
3.146**	Certificate of Incorporation of ENSCO U.K. Limited.
3.147**	Memorandum of Association of Ensco UK Drilling Limited.
3.148**	Articles of Association of Ensco UK Drilling Limited.
3.149**	Certificate of Incorporation of Ensco UK Drilling Limited.
3.150**	By-Laws of ENSCO United Incorporated.
3.151**	Certificate of Incorporation of ENSCO United Incorporated.

3.152**	Amended and Restated Memorandum and Articles of Association of Ensco Universal Holdings I Ltd.
3.153**	Certificate of Incorporation of Ensco Universal Holdings I Ltd.
3.154**	Certificate of Registration of an Overseas Company for Ensco Universal Holdings I Ltd.
3.155**	Amended and Restated Memorandum and Articles of Association of Ensco Universal Holdings II Ltd.
3.156**	Certificate of Incorporation of Ensco Universal Holdings II Ltd.
3.157**	Certificate of Registration of an Overseas Company for Ensco Universal Holdings II Ltd.
3.158**	Memorandum of Association of ENSCO Universal Limited.
3.159**	Articles of Association of ENSCO Universal Limited.
3.160**	Certificate of Incorporation of ENSCO Universal Limited.
3.161**	Memorandum and Articles of Association of Ensco Vistas Limited.
3.162**	Certificate of Incorporation of Ensco Vistas Limited.
3.163**	Articles of Incorporation of Ensco Worldwide GmbH.
3.164**	Certificate of Incorporation of Ensco Worldwide GmbH.
3.165**	Regulations of EnscoRowan Ghana Drilling Limited.
3.166**	Certificate of Incorporation of EnscoRowan Ghana Drilling Limited.
3.167**	Memorandum and Articles of Association of Great White Shark Limited.
3.168**	Certificate of Incorporation of Great White Shark Limited.
3.169**	Memorandum and Articles of Association of Green Turtle Limited.
3.170**	Certificate of Incorporation of Green Turtle Limited.
3.171**	Memorandum and Articles of Association of Manatee Limited.
3.172**	Certificate of Incorporation of Manatee Limited.
3.173**	Memorandum and Articles of Association of Manta Ray Limited.
3.174**	Certificate of Registration of Manta Ray Limited.
3.175**	Memorandum and Articles of Association of Marine Blue Limited.
3.176**	Certificate of Incorporation of Marine Blue Limited.
3.177**	Limited Liability Company Agreement of Offshore Drilling Services LLC.
3.178**	Certificate of Formation of Offshore Drilling Services LLC.
3.179**	Amended and Restated Memorandum and Articles of Association of Pacific Offshore Labor Company.
3.180**	Certificate of Incorporation of Pacific Offshore Labor Company.
3.181**	Memorandum and Articles of Association of Petroleum International Pte. Ltd.
3.182**	Certificate Confirming Incorporation of Petroleum International Pte. Ltd.
3.183**	Memorandum and Articles of Association of Pride Global II Ltd.
3.184**	Certificate of Incorporation of Pride Global II Ltd.
3.185**	Operating Agreement of Pride International LLC (f/k/a Pride International, Inc.).
3.186**	Amended and Restated By-Laws of Pride International LLC.
3.187**	Certificate of Formation of Pride International LLC.
3.188**	Certificate of Limited Partnership of Pride International Management Co. LP.
3.189**	Memorandum and Articles of Association of Ralph Coffman Limited.
3.190**	Certificate of Incorporation of Ralph Coffman Limited.
3.191**	Restated Articles of Association of Ralph Coffman Luxembourg S.à r.l. (f/k/a Rowan Financement S.à r.l.).

3.192**	Memorandum and Articles of Association of RCI International, Inc.
3.193*	Certificate of Incorporation of RCI International, Inc.
3.194*	Memorandum and Articles of Association of RD International Services Pte. Ltd. as amended December 31, 2018.
3.195*	Certificate of Incorporation of RD International Services Pte. Ltd.
3.196*	Memorandum and Articles of Association of RDC Arabia Drilling, Inc. (f/k/a Rowan North Sea Investments, Inc.).
3.197*	Certificate of Registration By Way of Continuation of RDC Arabia Drilling, Inc.
3.198*	Bylaws of RDC Arabia Drilling, Inc.
3.199*	Restated Articles of Association of RDC Holdings Luxembourg S.à r.l.
3.200*	Memorandum and Articles of Association of RDC Malta Limited.
3.201*	Certificate of Continuation of RDC Malta Limited.
3.202*	Articles of Association of RDC Offshore Luxembourg S.à r.l.
3.203*	Amended Memorandum and Articles of Association of RDC Offshore Malta Limited.
3.204*	Certificate of Continuationof RDC Offshore Malta Limited.
3.205*	Amended and Restated Memorandum and Articles of Association of RoCal Cayman Limited (f/k/a RCI Drilling International, Inc.).
3.206*	Certificate of Incorporation of RoCal Cayman Limited.
3.207*	Articles of Association of Rowan Companies Limited.
3.208*	Certificate of Incorporation of Rowan Companies Limited.
3.209*	Limited Liability Company Agreement of Rowan Companies, LLC.
3.210*	Amended and Restated Certificate of Incorporation of Rowan Companies, LLC.
3.211*	Memorandum and Articles of Association of Rowan Drilling (Gibraltar) Limited (f/k/a Black Forrest Limited).
3.212*	Certificate of Incorporation of Rowan Drilling (Gibraltar) Limited.
3.213*	Amended and Restated Memorandum and Articles of Association of Rowan Drilling (Trinidad) Limited (f/k/a ROWAN S116E#2, INC.).
3.214*	Certificate of Incorporation of Rowan Drilling (Trinidad) Limited.
3.215*	Certificate of Incorporation, Memorandum and Articles of Association of Rowan Drilling (U.K.) Limited.
3.216*	Deed of Incorporation of Rowan Drilling S. de R.L. de C.V
3.217*	By-Laws Rowan Drilling S. de R.L. de C.V.
3.218*	Certificate of Incorporation of Rowan Drilling S. de R.L. de C.V.
3.219*	Memorandum and Articles of Association of Rowan Drilling Services Limited.
3.220*	Certificate of Incorporation of Rowan Drilling Services Limited.
3.221*	Restated Articles of Association of Rowan International Rig Holdings S.à r.l.
3.222*	Limited Liability Company Agreement of Rowan Marine Services LLC (f/k/a Rowan Marine Services, Inc.) as amended by Amendment No. 1.
3.223†	Certificate of Formation of Rowan Marine Services LLC
3.224†	Memorandum and Articles of Association of Rowan N-Class (Gibraltar) Limited.
3.225†	Certificate of Incorporation of Rowan N-Class (Gibraltar) Limited.
3.226†	Memorandum of Association of Rowan No. 1 Limited.
3.227†	Articles of Association of Rowan No. 1 Limited.
3.228†	Certificate of Incorporation of Rowan No. 1 Limited.
3.229†	Memorandum of Association of Rowan No. 2 Limited.

3.230†	Certificate of Incorporation of Rowan No. 2 Limited.
3.231†	Memorandum of Association of Rowan Norway Limited (f/k/a Grey Pearl Limited and subsequently known as Rowan (Gibraltar) Limited).
3.232†	Articles of Association of Rowan Norway Limited.
3.233†	Certificate of Incorporation of Rowan Norway Limited.
3.234†	Memorandum and Articles of Association of Rowan Offshore (Gibraltar) Limited.
3.235†	Certificate of Incorporation of Rowan Offshore (Gibraltar) Limited.
3.236†	Restated Articles of Association of Rowan Offshore Luxembourg S.à r.l.
3.237†	Amended Articles of Association of Rowan Rigs S.à r.l.(f/k/a Lionfish Luxembourg S.à r.l).
3.238†	Deed of Incorporation and bylaws of Rowan S. de R.L. de C.V.
3.239†	Limited Liability Company Agreement of Rowan Services LLC.
3.240†	Certificate of Formation of Rowan Services LLC.
3.241†	Memorandum and Articles of Association of Rowan US Holdings (Gibraltar) Limited.
3.242†	Certificate of Incorporation of Rowan US Holdings (Gibraltar) Limited.
3.243†	Amendment No. 1 to Limited Liability Company Agreement of Rowandrill, LLC (f/k/a Rowandrill, Inc.).
3.244†	Certificate of Formation of Rowandrill, LLC.
3.245†	Limited Liability Company Agreement of International Technical Services LLC.
3.246†	Certificate of Formation of International Technical Services LLC.
3.247†	Memorandum of Association of Valaris Holdco 1 Limited.
3.248†	Byelaws of Valaris Holdco 1 Limited.
3.249†	Certificate of Incorporation of Valaris Holdco 1 Limited.
3.250†	Memorandum of Association of Valaris Holdco 2 Limited.
3.251†	Byelaws of Valaris Holdco 2 Limited.
3.252†	Certificate of Incorporation of Valaris Holdco 2 Limited.
4.1**	Indenture, dated as of April 30, 2021, among Valaris Limited, the guarantors listed therein, and Wilmington Savings Fund, FSB as collateral agent and trustee (including the form of the First Lien Note attached thereto) (incorporated by reference to Exhibit 4.1 to Valaris Limited’s Current Report on Form 8-K filed on April 30, 2021).
4.2**	Warrant Agreement, dated as of April 30, 2021, by and between Valaris Limited and Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.1 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
4.3**	Equity Registration Rights Agreement, dated as of April 30, 2021, by and among Valaris Limited and the holders party thereto (incorporated by reference to Exhibit 10.2 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
4.4**	Notes Registration Rights Agreement, dated as of April 30, 2021, by and among Valaris Limited and the holders party thereto (incorporated by reference to Exhibit 10.3 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
5.1**	Legal opinion of Conyers Dill & Pearman Limited as to the legality of the securities being registered.
5.2**	Legal opinion of Kirkland & Ellis LLP.
5.3**	Legal opinion of Allen & Gledhill LLP.
5.4**	Legal opinion of Allen & Gledhill (Myanmar) Co., Ltd.
5.5**	Legal opinion of Anderson Strathern LLP.
5.6**	Legal opinion of Bentsi-Enchill, Letsa & Ankomah.
5.7**	Legal opinion of Brownstein Hyatt Farber Schreck, LLP.

5.8**	Legal opinion of Elvinger Hoss Prussen.
5.9**	Legal opinion of Galicia Abogados, S.C.
5.10**	Legal opinion of Ganado Advocates.
5.11**	Legal opinion of Gilbert and Tobin.
5.12**	Legal opinion of Hammad & Al-Mehdar.
5.13**	Legal opinion of Hombuger AG.
5.14**	Legal opinion of Isolas LLP.
5.15**	Legal opinion of Maples and Calder (Cayman) LLP.
5.16**	Legal opinion of Maples and Calder (BVI) LLP.
5.17**	Legal opinion of Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados.
5.18**	Legal opinion of Mourant Ozannes (Jersey) LLP.
5.19**	Legal opinion of Seward & Kissel LLP.
5.20**	Legal opinion of Slaughter and May.
5.21**	Legal opinion of Slaughter and May.
10.1**	Rowan Asset Transfer and Contribution Agreement, dated as of November 21, 2016, between Rowan Rex Limited and Saudi Aramco Development Company (incorporated by reference to Exhibit 2.1 to the Registrant’s Quarterly Report filed on Form 10-Q on August 1, 2019, File No. 1-8097).
10.2**	Amendment No. 1 to Rowan Asset Transfer and Contribution Agreement, dated as of October 17, 2017, by and between Saudi Aramco Development Company, Rowan Rex Limited and Saudi Aramco Rowan Offshore Drilling Company (incorporated by reference to Exhibit 2.1 to the Registrant’s Quarterly Report filed on Form 10-Q on August 1, 2019, File No. 1-8097).
10.3**	Shareholders’ Agreement dated 21 November 2016 (G) between Saudi Aramco Development Company and Rowan Rex Limited Relating to the Offshore Drilling Joint Venture (incorporated by reference to Exhibit 10.38 to the Registrant’s Quarterly Report filed on Form 10-Q on August 1, 2019, File No. 1-8097).
10.4**	Amendment No. 1 to the Shareholders’ Agreement dated December 18, 2017 between Saudi Aramco Development Company, Rowan Rex Limited and Saudi Aramco Rowan Offshore Drilling Company (“ARO”) (incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
10.5**	Amendment No. 2 to the Shareholders’ Agreement dated June 28, 2018 between Saudi Aramco Development Company, Rowan Rex Limited, ARO and Mukamala Oil Field Services Limited (incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
10.6**	Amendment No. 3 to the Shareholders’ Agreement dated August 13, 2020 between Rowan Rex Limited, Mukamala Oil Field Services Limited and ARO (incorporated by reference to Exhibit 10.19 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
10.7**	Amendment No. 4 to the Shareholders’ Agreement dated December 1, 2020 between Rowan Rex Limited, ARO and Mukamala Oil Field Services Limited (incorporated by reference to Exhibit 10.20 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
+10.9**	ENSCO Non-Employee Director Deferred Compensation Plan, effective January 1, 2004 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, File No. 1-8097).
+10.10**	Amendment No. 1 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated March 11, 2008 (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, File No. 1-8097).
+10.11**	Amendment No. 2 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated August 4, 2009 (incorporated by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, File No. 1-8097).
+10.12**	Amendment No. 3 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated December 22, 2009 (incorporated by reference to Exhibit 10.11 to the Registrant’s Current Report on Form 8-K filed on December 23, 2009, File No. 1-8097).

+10.13**	Amendment No. 4 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated May 14, 2012 (incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed on May 15, 2012, File No. 1-8097).
+10.14**	ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004) (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, File No. 1-8097).
+10.15**	Amendment No. 1 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated March 11, 2008 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, File No. 1-8097).
+10.16**	Amendment No. 2 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated November 4, 2008 (incorporated by reference to Exhibit 10.57 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 1-8097).
+10.17**	Amendment No. 3 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated August 4, 2009 (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, File No. 1-8097).
+10.18**	Amendment No. 4 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated December 22, 2009 (incorporated by reference to Exhibit 10.10 to the Registrant’s Current Report on Form 8-K filed on December 23, 2009, File No. 1-8097).
+10.19**	Amendment No. 5 to the Ensco 2005 Amended and Restated Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2005), dated May 21, 2013 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 24, 2013, File No. 1-8097).
+10.20**	Amendment No. 6 to the ENSCO 2005 Supplemental Executive Retirement Plan (as amended and restated effective January 1, 2005), dated December 19, 2019. (incorporated by reference to Exhibit 10.28 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019, File No. 1-8097).
+10.21**	Form of Change in Control Severance Agreement for Executive Officers (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on April 28, 2016, File No. 1-8097).
+10.22**	Ensco plc 2018 Long-Term Incentive Plan (incorporated to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 22, 2018, File No. 1-8097).
+10.23**	Amendment to 2018 Valaris plc Long Term Incentive Plan (incorporated by reference to Annex 2 to the Registrant’s Proxy Statement on Schedule DEF 14A filed on April 27, 2020, File No. 1-8097).
+10.26**	Restoration Plan of Rowan Companies, Inc. (as amended and restated effective January 1, 2013), incorporated by reference to Exhibit 10.7 to Rowan’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 1-5491).
+10.27**	Form of Change in Control Agreement entered into with executives on or after April 25, 2014, incorporated by reference to Exhibit 10.31 to Rowan’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 1-5491).
+10.28**	Valaris Cash Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
+10.29**	Form of Executive STI Retention Bonus Letter Agreement (incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
+10.30**	Form of Executive STI Retention Bonus Letter Agreement (Messrs. Baksht and McGuinty) (incorporated by reference to Exhibit 10.10 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
+10.31**	Form of Executive STI Retention Bonus Letter Agreement (Retention) (incorporated by reference to Exhibit 10.11 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
10.32**	Restructuring Support Agreement, dated August 18, 2020 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report filed on Form 8-K on August 19, 2020, File No. 1-8097).
10.33**	Backstop Commitment Agreement, dated August 18, 2020, by and among the company and the commitment parties named therein (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report filed on Form 8-K on August 19, 2020, File No. 1-8097).
10.34**	Amendment to Restructuring Support Agreement and Backstop Commitment Agreement dated as of September 10, 2020 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report filed on Form 8-K on September 11, 2020, File No. 1-8097).

10.35**	Second Amendment to Restructuring Support Agreement, by and among Valaris plc, its Affiliate Debtors and the noteholders party thereto, dated as of February 5, 2021 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report filed on Form 8-K on February 8, 2021, File No. 1-8097).
10.36**	Third Amendment to Backstop Commitment Agreement, by and among Valaris plc, its Affiliate Debtors and the Commitment Parties, dated as of February 5, 2021 (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report filed on Form 8-K on February 8, 2021, File No. 1-8097).
+10.37**	Form of Indemnification Agreement, by and between Valaris and its officers and directors.
+10.38**	Executive Severance Plan of Valaris Limited (incorporated by reference to Exhibit 10.5 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
+10.39**	Valaris Limited 2021 Management Incentive Plan (incorporated by reference to Exhibit 4.1 of Valaris’s Form S-8 filed on May 14, 2021, File No. 333-256126).
+10.40**	Employment Agreement, dated as of April 30, 2021, by and between Dr. Thomas Burke and Valaris Limited (incorporated by reference to Exhibit 10.6 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
21.1**	List of Subsidiaries of Valaris Limited.
22.1**	List of Guarantor Subsidiaries and Affiliate Securities Pledged as Collateral.
23.1**	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.1).
23.2**	Consent of Kirkland & Ellis LLP (contained in Exhibit 5.2).
23.3**	Consent of Allen & Gledhill LLP (contained in Exhibit 5.3).
23.4**	Consent of Allen & Gledhill (Myanmar) Co., Ltd. (contained in Exhibit 5.4).
23.5**	Consent of Anderson Strathern LLP (contained in Exhibit 5.5).
23.6**	Consent of Bentsi-Enchill, Letsa & Ankomah (contained in Exhibit 5.6).
23.7**	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.7).
23.8**	Consent of Elvinger Hoss Prussen (contained in Exhibit 5.8).
23.9**	Consent of Galicia Abogados, S.C. (contained in Exhibit 5.9).
23.10**	Consent of Ganado Advocates (contained in Exhibit 5.10).
23.11**	Consent of Gilbert and Tobin (contained in Exhibit 5.11).
23.12**	Consent of Hammad & Al-Mehdar (contained in Exhibit 5.12).
23.13**	Consent of Hombuger AG (contained in Exhibit 5.13).
23.14**	Consent of Isolas LLP (contained in Exhibit 5.14).
23.15**	Consent of Maples and Calder (Cayman) LLP (contained in Exhibit 5.15).
23.16**	Consent of Maples and Calder (BVI) LLP (contained in Exhibit 5.16).
23.17**	Consent of Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados (contained in Exhibit 5.17).
23.18**	Consent of Mourant Ozannes (Jersey) LLP (contained in Exhibit 5.18).
23.19**	Consent of Seward & Kissel LLP (contained in Exhibit 5.19).
23.20**	Consent of Slaughter and May (contained in Exhibit 5.20).
23.21**	Consent of Slaughter and May (contained in Exhibit 5.21).
23.22**	Consent of KPMG LLP.
24.1**	Powers of Attorney (included on the signature pages of this Registration Statement).
25.1**	Form T-1 Statement of Eligibility and Qualification respecting the Indenture.

*	Filed herewith.

**	Previously filed.

†	To be filed by amendment.

+	Management contracts or compensatory plans and arrangements required to be filed as exhibits pursuant to Item 15(b) of this report.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes:

(a)            to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)                  to include any prospectus required by section 10(a)(3) of the Securities Act;

(ii)                 to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the Form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)                  to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

Provided, however, that, paragraphs (a)(i), (ii), and (iii) of this section do not apply if the registration statement is on Form S-1, Form S-3, Form SF-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or, as to a registration statement on Form S-3, Form SF-3 or Form F-3, is contained in a form of prospectus filed pursuant to Rule 424(b) of the Securities Act that is part of the registration statement.

(b)           that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)            to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)           that, for purposes of determining liability under the Securities Act to any purchaser, if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)            that, for purposes of determining any liability under the Securities Act, the information omitted from the Form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a Form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(f)            that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.

Valaris Limited
By:	/s/ Jonathan H. Baksht
Name:	Jonathan H. Baksht
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Thomas P. Burke	Chief Executive Officer and Director (Principal Executive Officer)
Thomas P. Burke

/s/ Jonathan H. Baksht	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Jonathan H. Baksht

/s/ Colleen W. Grable	Controller (Principal Accounting Officer)
Colleen W. Grable

/s/ Elizabeth Leykum	Chair of the Board and Director
Elizabeth Leykum

/s/ Dick Fagerstal	Director
Dick Fagerstal

/s/ Joseph Goldschmid	Director
Joseph Goldschmid

/s/ Deepak Munganahalli	Director
Deepak Munganahalli

/s/ James W. Swent	Director
James W. Swent

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Alpha Achiever Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive, Financial and Accounting Officer)
Stephen L. Mooney

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Alpha Admiral Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive, Financial and Accounting Officer)
Stephen L. Mooney

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Alpha Archer Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Alpha Aurora Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Alpha Offshore Drilling Services Company
By:	/s/ Abhay M. Shetty
Name:	Abhay M. Shetty
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jacques Eychenne	President and Director (Principal Executive Officer)
Jacques Eychenne

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Vice President, Secretary and Director
Abhay M. Shetty

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Alpha Orca Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Jamie Nelson	Director
Jamie Nelson
Authorized Representative in the United States
/s/ Davor Vukadin
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

Atlantic Maritime Services LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President (Principal Executive Officer)
Jason Morganelli

/s/ Ben Rose	Vice President and Treasurer (Principal Financial and Accounting Officer)
Ben Rose

/s/ Christian Ochoa	Vice President and Secretary
Christian Ochoa

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on June 11, 2021.

Atwood Australian Waters Drilling Pty Limited
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	Director (Principal Executive, Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Kodjo Dogbe	Director, Company Secretary and Public Officer
Kodjo Dogbe

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

Atwood Deep Seas, Ltd.
By:	Atwood Hunter LLC, its general partner

By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Colleen W. Grable	Member (Principal Executive, Financial and Accounting Officer)
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on June 11, 2021.

Atwood Oceanics Australia Pty Limited
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk	(Principal Executive, Financial and Accounting Officer)

/s/ Abhay M. Shetty
Abhay M. Shetty	Director

/s/ Kodjo Dogbe
Kodjo Dogbe	Director, Company Secretary and Public Officer

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

Atwood Oceanics LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Manager
Christian Ochoa	(Principal Executive and Financial Officer)

/s/ Colleen W. Grable	Manager (Principal Accounting Officer)
Colleen W. Grable

/s/ Jason Morganelli	Manager
Jason Morganelli

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

Atwood Oceanics Management, LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Manager (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Manager
Colleen W. Grable

/s/ Jason Morganelli	Manager
Jason Morganelli

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Atwood Oceanics Pacific Limited
By:	/s/ Abhay M. Shetty
Name:	Abhay M. Shetty
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Vice President, Secretary and Director
Abhay M. Shetty

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hong Kong, on June 11, 2021.

Atwood Offshore Drilling Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Director (Principal Executive Officer)
Christian Ochoa

/s/ Colleen W. Grable	Director (Principal Financial and Accounting Officer)
Collen Grable

/s/ Himanshu Desai	Director
Himanshu Desai

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Atwood Offshore Worldwide Limited
By:	/s/ Abhay M. Shetty
Name:	Abhay M. Shetty
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Director (Principal Executive Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Jacques Eychenne	Vice President, Secretary and Director
Jacques Eychenne

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO (Barbados) Limited
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Vice President and Secretary
Kevin Klein

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Kyauktada Township, Yangon, Republic of Myanmar, on June 11, 2021.

Ensco (Myanmar) Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	General Manager and Treasurer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	General Manager and Treasurer (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Abhay M. Shetty	General Manager and Director
Abhay M. Shetty

/s/ Loi Jin Choo	Director
Loi Jin Choo

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Riyadh, Saudi Arabia, on June 11, 2021.

ENSCO Arabia Co. Ltd.
By:	/s/ Edward B. Cozier II
Name:	Edward B. Cozier II
Title:	General Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Edward B. Cozier II	General Manager (Principal Executive, Financial and Accounting Officer)
Edward B. Cozier II

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

ENSCO Asia Company LLC
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	President and Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Manager (Principal Executive Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Treasurer and Secretary (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Jacques Eychenne	Manager
Jacques Eychenne

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore, on June 11, 2021.

ENSCO Asia Pacific Pte. Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Patrick Jaswan	Director
Patrick Jaswan

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Associates Company
By:	/s/ David A. Armour
Name:	David A. Armour
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ David A. Armour	President and Director (Principal Executive Officer)
David A. Armour

/s/ Kristin Larsen	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Kristin Larsen

/s/ Colleen W. Grable	Vice President, Secretary and Director
Colleen W. Grable

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on June 11, 2021.

ENSCO Australia Pty. Limited
By:	/s/ Kodjo Dogbe
Name:	Kodjo Dogbe
Title:	Director, Company Secretary and Public Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kodjo Dogbe	Public Officer, Company Secretary and Director (Principal Executive, Financial and Accounting Officer)
Kodjo Dogbe

/s/ Nicolas Jaciuk	Secretary and Director
Nicolas Jaciuk

/s/ Abhay M. Shetty	Secretary and Director
Abhay M. Shetty

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Capital Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	President and Director (Principal Executive Officer)
Peter Wilson

/s/ Stephen L. Mooney	Secretary, Treasurer and Director (Principal Financial and Accounting Officer)
Stephen L. Mooney

/s/ John Winton	Vice President and Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Corporate Resources LLC
By:	/s/ David A. Armour
Name:	David A. Armour
Title:	Vice President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Derek Sample	President (Principal Executive Officer)
Derek Sample

/s/ Darin Gibbins	Vice President - Treasurer (Principal Financial and Accounting Officer)
Darin Gibbins

/s/ David A. Armour	Vice President
David A. Armour

/s/ Colleen W. Grable	Vice President and Secretary
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO Deepwater Drilling Limited
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan Cross	Secretary and Director (Principal Executive, Financial and Accounting Officer)
Jonathan Cross

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Peter Wilson	Director
Peter Wilson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Deepwater USA II LLC
By:	/s/ Ben Rose
Name:	Ben Rose
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President (Principal Executive Officer)
Nicolas Jaciuk

/s/ Derek Sample	Vice President and Treasurer (Principal Financial and Accounting Officer)
Derek Sample

/s/ Ben Rose	Vice President and Secretary
Ben Rose

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Development Limited
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Director (Principal Executive Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Aravind Nair	Vice President and Secretary
Aravind Nair

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Rio de Janeiro, Brazil, on June 11, 2021.

Ensco do Brasil Petróleo e Gás Ltda.
By:	/s/ Vinicius Lemes
Name:	Vinicius Lemes
Title:	Managing Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Vinicius Lemes	Managing Financial Officer (Principal Executive, Financial and Accounting Officer)
Vinicius Lemes

/s/ Carmen Gomes Romero Gullo	Marketing Officer
Carmen Gomes Romero Gullo

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Drilling I Ltd
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan Cross	Director (Principal Executive, Financial and Accounting Officer)
Jonathan Cross

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk

/s/ Kevin Klein	Director
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Drilling Mexico LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President (Principal Executive Officer)
Jason Morganelli

/s/ Christian Ochoa	Vice President and Treasurer (Principal Financial and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President and Secretary
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Endeavors Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	President and Director (Principal Executive Officer)
Peter Wilson

/s/ Jonathan Cross	Vice President and Treasurer (Principal Financial and Accounting Officer)
Jonathan Cross

/s/ Stephen L. Mooney	Vice President, Secretary and Director
Stephen L. Mooney

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on June 11, 2021.

ENSCO Global GmbH
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	Chairman and Managing Officer (Principal Executive, Financial and Accounting Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Managing Officer
Nicolas Jaciuk

/s/ Kevin Klein	Managing Officer
Kevin Klein

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Global II Ltd.
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	President and Director (Principal Executive Officer)
Kevin Klein

/s/ Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Colleen W. Grable

/s/ Nicolas Jaciuk	Vice President, Secretary and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO Global Investments LP
By:	ENSCO Universal Limited, its general partner

By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.

Ensco Global IV Ltd.
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Abhay M. Shetty	Vice President and Treasurer (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Kevin Klein	Vice President and Secretary
Kevin Klein

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk

/s/ Jacques Eychenne	Director
Jacques Eychenne

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Global Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	President and Director (Principal Executive Officer)
Peter Wilson

/s/ John Winton	Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)
John Winton

/s/ Gilles Luca	Senior Vice President and Director
Gilles Luca

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO Global Resources Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ John Winton	Director
John Winton

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

Ensco Holdco Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Gilles Luca	Director
Gilles Luca

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Holding Company
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President (Principal Executive Officer)
Jason Morganelli

/s/ Christian Ochoa	Vice President, Treasurer and Director (Principal Financial Officer and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President, Secretary and Director
Colleen W. Grable

/s/ David A. Armour	Director
David A. Armour

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Holdings I Ltd
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Director (Principal Executive Officer)
Nicolas Jaciuk

/s/ Stephen L. Mooney	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Stephen L. Mooney

/s/ Christian Ochoa	Vice President, Secretary and Director
Christian Ochoa

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

Ensco Incorporated
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Colleen W. Grable	President and Director (Principal Executive Officer)
Colleen W. Grable

/s/ Christian Ochoa	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Christian Ochoa

/s/ Kristin Larsen	Vice President and Secretary
Kristin Larsen

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on June 11, 2021.

Ensco Intercontinental GmbH
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Managing Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	Chairman and Managing Officer (Principal Executive, Financial and Accounting Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Managing Officer
Nicolas Jaciuk

/s/ Kevin Klein	Managing Officer
Kevin Klein

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO International Incorporated
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President and Director (Principal Executive Officer)
Jason Morganelli

/s/ Christian Ochoa	Vice President, Treasurer and Director (Principal Financial Officer and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President, Secretary and Director
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.

Ensco International Ltd.
By:	/s/ Jonathan P. Cross
Name:	Jonathan P. Cross
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	President and Director (Principal Executive Officer)
Peter Wilson

/s/ Stephen L. Mooney	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Stephen L. Mooney

/s/ Jonathan Cross	Vice President, Secretary and Director
Jonathan Cross

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Carson City, Nevada, on June 11, 2021.

ENSCO Investments LLC
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ John Winton	President and Manager (Principal Executive Officer)
John Winton

/s/ Stephen L. Mooney	Secretary, Treasurer and Manager (Principal Financial and Accounting Officer)
Stephen L. Mooney

/s/ Peter Wilson	Vice President and Manager
Peter Wilson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Helier, Jersey, on June 11, 2021.

Ensco Jersey Finance Limited
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan Cross	Director (Principal Executive, Financial and Accounting Officer)
Jonathan Cross

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Limited
By:	/s/ Jacques Eychenne
Name:	Jacques Eychenne
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jacques Eychenne	President and Director (Principal Executive Officer)
Jacques Eychenne

/s/ Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Nicolas Jaciuk	Vice President, Secretary and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.

Ensco Management Corp
By:	/s/ Abhay M. Shetty
Name:	Abhay M. Shetty
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Nicolas Jaciuk	Vice President, Secretary and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.

ENSCO Maritime Limited
By:	/s/ Stephen L. Mooney
Name:	Stephen L. Mooney
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Kevin Klein	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Kevin Klein

/s/ Jacques Eychenne	Director
Jacques Eychenne

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad del Carmen, Mexico, on June 11, 2021.

Ensco Mexico Services S. de R.L.
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	President (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Ezequiel Martinez	Vice President
Ezequiel Martinez

/s/ Ben Rose	Vice President
Ben Rose

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Ocean 2 Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	Director (Principal Executive, Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Director
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Oceanics Company LLC
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	President and Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Manager (Principal Executive Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Secretary and Treasurer (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Jacques Eychenne	Manager
Jacques Eychenne

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Oceanics International Company
By:	/s/ Abhay M. Shetty
Name:	Abhay M. Shetty
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Finance and Accounting Officer)
Nicolas Jaciuk

/s/ Abhay M. Shetty	Vice President, Secretary and Director
Abhay M. Shetty	(Principal Finance and Accounting Officer)

/s/ Jacques Eychenne	Vice President and Director
Jacques Eychenne

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Offshore LLC
By:	/s/ Jason Morganelli
Name:	Jason Morganelli
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President (Principal Executive Officer)
Jason Morganelli

/s/ Christian Ochoa	Vice President and Treasurer (Principal Financial and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President and Secretary
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Offshore International Company
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Offshore International Holdings Limited
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Peter Wilson	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Peter Wilson

/s/ Jonathan Cross	Vice President, Secretary and Director
Jonathan Cross

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Marshall Islands, on June 11, 2021.

ENSCO Offshore International Inc.
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive, Financial and Accounting Officer)
Stephen L. Mooney

/s/ Kevin Klein	Vice President and Secretary
Kevin Klein

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO Offshore International LLC
By:	/s/ Jason Morganelli
Name:	Jason Morganelli
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President (Principal Executive Officer)
Jason Morganelli

/s/ Christian Ochoa	Vice President and Treasurer (Principal Financial and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President and Secretary
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Rio de Janeiro, Brazil, on June 11, 2021.

Ensco Offshore Petróleo e Gás Ltda.
By:	/s/ Vinicius Lemes
Name:	Vinicius Lemes
Title:	Managing Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Vinicius Lemes	Managing Financial Officer (Principal Executive, Financial and Accounting Officer)
Vinicius Lemes

/s/ Carmen Gullo	Marketing Director
Carmen Gullo

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO Offshore U.K. Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Jools Coghill	Director
Jools Coghill

/s/ Kevin Klein	Secretary and Director
Kevin Klein

/s/ Stephen L. Mooney	Secretary and Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

ENSCO Overseas Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Nicolas Jaciuk

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO Services Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Secretary and Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Stephen L. Mooney	Director
Stephen Moony

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

Ensco Transcontinental II LP
By:	Ensco Transcontinental II LLC, its general partner

By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Manager (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Transnational I Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Transnational III Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO U.K. Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Kevin Klein	Secretary and Director
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Kodjo Dogbe	Public Officer
Kodjo Dogbe

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

Ensco UK Drilling Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

ENSCO United Incorporated
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ David A. Armour	President and Director (Principal Executive Officer)
David A. Armour

/s/ Christian Ochoa	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President, Secretary and Director
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Universal Holdings I Ltd.
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	President and Director (Principal Executive Officer)
Peter Wilson

/s/ Jonathan Cross	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Jonathan Cross

/s/ Stephen L. Mooney	Vice President, Secretary and Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Universal Holdings II Ltd.
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Vice President Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ John Winton	President and Director (Principal Executive Officer)
John Winton

/s/ Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Colleen W. Grable

/s/ Gilles Luca	Vice President, Secretary and Director
Gilles Luca

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

ENSCO Universal Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Gilles Luca	Director
Gilles Luca

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Ensco Vistas Limited
By:	/s/ David A. Armour
Name:	David A. Armour
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jacques Eychenne	President and Director (Principal Executive Officer)
Jacques Eychenne

/s/ Abhay M. Shetty	Vice President, Treasurer and Alternate Director (Principal Financial and Accounting Officer)
Abhay M. Shetty

/s/ Nicolas Jaciuk	Vice President, Secretary and Director
Nicolas Jaciuk

/s/ David A. Armour	Director
David A. Armour

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on June 11, 2021.

Ensco Worldwide GmbH
By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	Managing Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	Chairman and Managing Officer (Principal Executive, Financial and Accounting Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Managing Officer
Nicolas Jaciuk

/s/ Kevin Klein	Managing Officer
Kevin Klein

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Accra, Ghana, on June 11, 2021.

EnscoRowan Ghana Drilling Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Secretary and Director (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Great White Shark Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Green Turtle Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

International Technical Services LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President and Treasurer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Vice President and Treasurer (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Colleen W. Grable	Vice President and Secretary
Colleen W. Grable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.

Manatee Limited
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
Colleen W. Grable

/s/ Nicholas Trapani Galea Feriol	Secretary and Director
Nicholas Trapani Galea Feriol

/s/ Kevin Klein	Director
Kevin Klein

/s/ John Borg Oliver	Director
John Borg Oliver

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.

Manta Ray Limited
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
Colleen W. Grable

/s/ Nicholas Trapani Galea Feriol	Secretary and Director
Nicholas Trapani Galea Feriol

/s/ Kevin Klein	Director
Kevin Klein

/s/ John Borg Oliver	Director
John Borg Oliver

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Marine Blue Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Kevin Klein	Director
Kevin Klein

/s/ Derek Sample	Director
Derek Sample

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

Offshore Drilling Services LLC
By:	/s/ Kristin Larsen
Name:	Kristin Larsen
Title:	Manager

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kristin Larsen	Manager (Principal Executive, Financial and Accounting Officer)
Kristin Larsen

/s/ Nicolas Jaciuk	Manager
Nicolas Jaciuk

/s/ Derek Sample	Manager
Derek Sample

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Pacific Offshore Labor Company
By:	/s/ Paula Hall
Name:	Paula Hall
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Paula Hall	President and Director (Principal Executive Officer)
Paula Hall

/s/ Jacques Eychenne	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Jacques Eychenne

/s/ Nicolas Jaciuk	Vice President, Secretary and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in, Singapore, on June 11, 2021.

Petroleum International Pte. Ltd.
By:	/s/ Abhay M. Shetty
Name:	Abhay M. Shetty
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Abhay M. Shetty	Director (Principal Executive, Financial and Accounting Officer)
Abhay M. Shetty

/s/ Patrick Jaswan	Director
Patrick Jaswan

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.

Pride Global II Ltd
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	President and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	President and Director (Principal Executive Officer)
Kevin Klein

/s/ Stephen L. Mooney	Vice President, Treasurer and Director (Financial and Accounting Officer)
Stephen L. Mooney

/s/ Nicolas Jaciuk	Vice President, Secretary and Director
Nicolas Jaciuk

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

Pride International LLC
By:	/s/ Derek Sample
Name:	Derek Sample
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Derek Sample	President (Principal Executive Officer)
Derek Sample

/s/ Colleen W. Grable	Vice President and Treasurer (Financial and Accounting Officer)
Colleen W. Grable

/s/ David A. Armour	Vice President
David A. Armour

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

Pride International Management Co. LP

By:	Ensco International Management GP LLC, its general partner

By:	/s/ Nicolas Jaciuk
Name:	Nicolas Jaciuk
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President (Principal Executive, Financial and Accounting Officer)
Nicolas Jaciuk

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Ralph Coffman Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Kevin Klein	Director
Kevin Klein

/s/ Derek Sample	Director
Derek Sample

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Duchy, Luxembourg, on June 11, 2021.

Ralph Coffman Luxembourg S.à r.l.

By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Manager A

By:	/s/ Marco Weijermans
Name:	Marco Weijermans
Title:	Manager B

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Manager A
Stephen L. Mooney

/s/ Marco Weijermans	Manager B
Marco Weijermans

/s/ Johannes Laurens de Zwart	Manager B
Johannes Laurens de Zwart

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

RCI International, Inc.
By:	/s/ Colleen W. Grable
Name:	Collen Grable
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Director (Principal Executive Officer)
Nicolas Jaciuk

/s/ Collen Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Collen Grable

/s/ Derek Sample	Vice President, Secretary and Director
Derek Sample

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore, on June 11, 2021.

RD International Services Pte. Ltd.
By:	/s/ Stephen Fordham
Name:	Stephen Fordham
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen Fordham	Director (Principal Executive, Financial and Accounting Officer)
Stephen Fordham

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

RDC Arabia Drilling, Inc.
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Director (Principal Executive Officer)
Nicolas Jaciuk

/s/ Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Colleen W. Grable

/s/ Derek Sample	Vice President, Secretary and Director
Derek Sample

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.

RDC Holdings Luxembourg S.à r.l.

By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Manager A

By:	/s/ Marco Weijermans
Name:	Marco Weijermans
Title:	Manager B

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Manager A
Stephen L. Mooney

/s/ Marco Weijermans	Manager B
Marco Weijermans

/s/ Johannes Laurens de Zwart	Manager B
Johannes Laurens de Zwart

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.

RDC Malta Limited
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
Colleen W. Grable

/s/ Nicholas Trapani Galea Feriol	Director
Nicholas Trapani Galea Feriol

/s/ Kevin Klein	Director
Kevin Klein

/s/ John Borg Oliver	Director
John Borg Oliver

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.

RDC Offshore Luxembourg S.à r.l.

By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Manager A

By:	/s/ Marco Weijermans
Name:	Marco Weijermans
Title:	Manager B

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Nicolas Jaciuk	Manager A
Nicolas Jaciuk

/s/ Marco Weijermans	Manager B
Marco Weijermans

/s/ Johannes Laurens de Zwart	Manager B
Johannes Laurens de Zwart

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.

RDC Offshore Malta Limited
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
Colleen W. Grable

/s/ Nicholas Trapani Galea Feriol	Director
Nicholas Trapani Galea Feriol

/s/ Kevin Klein	Director
Kevin Klein

/s/ John Borg Oliver	Director
John Borg Oliver
Authorized Representative in the United States
/s/ Davor Vukadin
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

RoCal Cayman Limited
By:	/s/ Colleen W. Grable
Name:	Colleen W. Grable
Title:	Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President and Director (Principal Executive Officer)
Nicolas Jaciuk

/s/ Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
Colleen W. Grable

/s/ Derek Sample	Vice President, Secretary and Director
Derek Sample

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

Rowan Companies Limited
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan Cross	Director (Principal Executive, Financial and Accounting Officer)
Jonathan Cross

/s/ Thomas Burke	Director
Thomas Burke

/s/ Gilles Luca	Director
Gilles Luca

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

Rowan Companies, LLC
By:	/s/ Jonathan Cross
Name:	Jonathan Cross
Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan Cross	President (Principal Executive, Financial and Accounting Officer)
Jonathan Cross

/s/ Peter Wilson	Manager
Peter Wilson

/s/ Stephen L. Mooney	Vice President and Secretary
Stephen L. Mooney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Rowan Drilling (Gibraltar) Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.

Rowan Drilling (Trinidad) Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Stephen L. Mooney	President and Director (Principal Executive Officer)
Stephen L. Mooney

/s/ Ben Rose	Vice President, Treasurer and Director
Ben Rose	(Principal Financial and Accounting Officer)

/s/ Kevin Klein	Vice President, Secretary and Director
Kevin Klein

/s/ Keith Crane	Vice President
Keith Crane

/s/ Jamie Nelson	Director
Jamie Nelson

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Aberdeen, Scotland, on June 11, 2021.

Rowan Drilling (U.K.) Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	President and Chairman of the Board

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	President, Director and Chairman of the Board (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Jonathan Cross	Secretary and Director
Jonathan Cross

/s/ Stephen L. Mooney	Vice President and Director
Stephen L. Mooney

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad de Mexico, Mexico, on June 11, 2021.

Rowan Drilling S. de R.L. de C.V.
By:	/s/ Joseph Pope
Name:	Joseph Pope
Title:	Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Joseph Pope	Secretary (Principal Executive, Financial and Accounting Officer)
Joseph Pope

/s/ Jose Alejandro Reyna Castorena	Member
Jose Alejandro Reyna Castorena

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Rowan Drilling Services Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Kevin Klein	Director
Kevin Klein

/s/ Derek Sample	Director
Derek Sample

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.

Rowan International Rig Holdings S.à r.l.

By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Manager A

By:	/s/ Marco Weijermans
Name:	Marco Weijermans
Title:	Manager B

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Nicolas Jaciuk	Manager A
Nicolas Jaciuk

/s/ Marco Weijermans	Manager B
Marco Weijermans

/s/ Johannes Laurens de Zwart	Manager B
Johannes Laurens de Zwart

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

Rowan Marine Services LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Nicolas Jaciuk	President (Principal Executive Officer)
Nicolas Jaciuk

/s/ Darin Gibbins	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)
Darin Gibbins

/s/ Christian Ochoa	Vice President and Secretary
Christian Ochoa

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Rowan N-Class (Gibraltar) Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

Rowan No. 1 Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.

Rowan No. 2 Limited
By:	/s/ Peter Wilson
Name:	Peter Wilson
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
Peter Wilson

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ John Winton	Director
John Winton

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Rowan Norway Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Nicolas Jaciuk	Director
Nicolas Jaciuk

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Rowan Offshore (Gibraltar) Limited
By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Director
Stephen L. Mooney

/s/ Abhay M. Shetty	Director
Abhay M. Shetty

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.

Rowan Offshore Luxembourg S.à r.l.

By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Manager A

By:	/s/ Marco Weijermans
Name:	Marco Weijermans
Title:	Manager B

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Manager A
Stephen L. Mooney

/s/ Marco Weijermans	Manager B
Marco Weijermans

/s/ Johannes Laurens de Zwart	Manager B
Johannes Laurens de Zwart

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.

Rowan Rigs S.à r.l.

By:	/s/ Kevin Klein
Name:	Kevin Klein
Title:	Manager A

By:	/s/ Johannes Laurens de Zwart
Name:	Johannes Laurens de Zwart
Title:	Manager B

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
Kevin Klein

/s/ Stephen L. Mooney	Manager A
Stephen L. Mooney

/s/ Marco Weijermans	Manager B
Marco Weijermans

/s/ Johannes Laurens de Zwart	Manager B
Johannes Laurens de Zwart

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad de Mexico, Mexico, on June 11, 2021.

Rowan S. de R.L. de C.V.
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Ben Rose	Chief Executive Officer, Chairman and Member
Ben Rose	Principal Executive, Financial and Accounting Officer

/s/ Christian Ochoa	Secretary
Christian Ochoa

/s/ Darin Gibbins	President and Member
Darin Gibbins

/s/ Rogelio Lopez Velarde Estrada	Member and Alternate Secretary
Rogelio Lopez Velarde Estrada

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.

Rowan Services LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ John Winton	President (Principal Executive Officer)
John Winton

/s/ Paula Hall	Vice President and Treasurer (Principal Financial and Accounting Officer)
Paula Hall

/s/ Christian Ochoa	Vice President and Secretary
Christian Ochoa

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.

Rowan US Holdings (Gibraltar) Limited
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
Christian Ochoa

/s/ Kevin Klein	Director
Kevin Klein

/s/ Derek Sample	Director
Derek Sample

/s/ Nicolas Pitaluga	Director
Nicolas Pitaluga

/s/ Louis Triay	Director
Louis Triay

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.

Rowandrill, LLC
By:	/s/ Christian Ochoa
Name:	Christian Ochoa
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jason Morganelli	President (Principal Executive Officer)
Jason Morganelli

/s/ Derek Sample	Vice President and Treasurer (Principal Financial and Accounting Officer)
Derek Sample

/s/ Christian Ochoa	Vice President and Secretary
Christian Ochoa

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.

Valaris Holdco 1 Limited
By:	/s/ Jonathan H. Baksht
Name:	Jonathan H. Baksht
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan H. Baksht	Director (Principal Executive, Financial and Accounting Officer)
Jonathan H. Baksht

/s/ Garth Lorimer-Turner	Director
Garth Lorimer-Turner

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.

Valaris Holdco 2 Limited
By:	/s/ Jonathan H. Baksht
Name:	Jonathan H. Baksht
Title:	Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.

Signature	Title

/s/ Jonathan H. Baksht	Director (Principal Executive, Financial and Accounting Officer)
Jonathan H. Baksht

/s/ Garth Lorimer-Turner	Director
Garth Lorimer-Turner

/s/ Davor Vukadin	Authorized Representative in the United States
Davor Vukadin